                                                                   EXHIBIT 10.15

--------------------------------------------------------------------------------


                    CS FIRST BOSTON MORTGAGE CAPITAL CORP.,

                                              Purchaser

                                      and

                     T.A.R. PREFERRED MORTGAGE CORPORATION,

                                              Company

                 _____________________________________________

                         SELLER'S WARRANTIES AGREEMENT

                           Dated as of August 1, 1996

                 _____________________________________________

         Conventional Residential Fixed Rate Second Lien Mortgage Loans


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                 Page
                                                                                                 ----
ARTICLE I          DEFINITIONS..................................................................    1

ARTICLE II         CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES;
                   BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS................    7

 2.01              Conveyance of Mortgage Loans; Possession of Mortgage Files...................    7
 2.02              Books and Records; Transfers of Mortgage Loans...............................    7
 2.03              Custodial Agreement; Delivery of Documents...................................    8

ARTICLE III        REPRESENTATIONS AND WARRANTIES;
                   REMEDIES AND BREACH..........................................................    8

 3.01              Company Representations and Warranties.......................................    8
 3.02              Representations and Warranties Regarding Individual Mortgage Loans...........   10
 3.03              Remedies for Breach of Representations and Warranties........................   20
 3.04              Restrictions Applicable in the Event that a Mortgage Loan is Acquired
                         by a REMIC.............................................................   21
 3.05              First Two Monthly Payments by Mortgagor......................................   21

ARTICLE IV         ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...............................   22

 4.01              Servicing of the Mortgage Loans..............................................   22

ARTICLE V          THE COMPANY..................................................................   22

 5.01              Indemnification..............................................................   22
 5.02              Right to Examine Company Records.............................................   22
 5.03              Financial Statements.........................................................   22
 5.04              Limitation on Resignation and Assignment by Company..........................   23

ARTICLE VI         MISCELLANEOUS PROVISIONS.....................................................   24

 6.01              Amendment....................................................................   24
 6.02              Governing Law................................................................   24
 6.03              Notices......................................................................   24
 6.04              Severability of Provisions...................................................   24
 6.05              Relationship of Parties......................................................   25
 6.06              Execution; Successors and Assigns............................................   25
 6.07              Recordation of Assignments of Mortgage.......................................   25
 6.08              Assignment by Purchaser......................................................   25


 6.09              Counterparts...................................................................  26
 6.10              Waivers........................................................................  26
 6.11              Exhibits.......................................................................  26
 6.12              General Interpretive Principles................................................  26
 6.13              Reproduction of Documents......................................................  27
 6.14              Further Agreements.............................................................  27
 6.15              No Solicitation................................................................  27
 6.16              Grant of Security Interest.....................................................  27

                                    EXHIBITS

EXHIBIT A      MORTGAGE LOAN SCHEDULE
EXHIBIT B      CONTENTS OF EACH MORTGAGE FILE
EXHIBIT C      FORM OF CUSTODIAL AGREEMENT WITH EXHIBITS
EXHIBIT D      FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT E      FORM OF ASSIGNMENT AND CONVEYANCE
EXHIBIT F      UNDERWRITING GUIDELINES

          This Seller's Warranties Agreement is entered into as of August 1, 1996, and is executed between CS First Boston Mortgage Capital Corp., as purchaser (the "Purchaser"), and T.A.R. Preferred Mortgage Corporation, as
                ---------
seller (the "Company").
             -------

                              W I T N E S S E T H

          WHEREAS, the Purchaser and the Company entered into a Mortgage Loan Purchase Agreement dated as of August 1, 1996 (the "Purchase Agreement") pursuant to which the Purchaser agreed to purchase, from time to time, from the Company certain conventional, residential, fixed rate residential second lien mortgage loans (the "Mortgage Loans") to be delivered as whole loans (each a "Mortgage Loan Package") on a servicing released basis; and;

          WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a second lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule, which is annexed hereto as Exhibit A; and
                           ---------

          WHEREAS, the Purchaser and the Company wish to prescribe the representations and warranties to be given by the Company in connection with such Mortgage Loans.

          NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:

                                   ARTICLE I


                                  DEFINITIONS

          Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Accepted Servicing Practices:  With respect to any Mortgage Loan,
          ----------------------------
those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

          Agreement:  This Seller's Warranties Agreement and all amendments
          ---------
hereof and supplements hereto.

          ALTA:  The American Land Title Association or any successor thereto.
          ----

          Appraised Value:  With respect to a Mortgage Loan, the value of the
          ---------------
related Mortgaged Property based upon the drive-by appraisal made at the origination of the Mortgage Loan in accordance with FHLMC requirements for drive-by appraisals, provided, however, that in the case of a Refinanced Mortgage Loan such value is based solely upon the appraisal made at the time of origination of such Refinanced Mortgage Loan.

          Assignment and Conveyance:  The agreement executed by the Company
          -------------------------
substantially in the form of Exhibit E hereto pursuant to which the Company
                             ---------
assigns all of its right, title and interest in and to the Mortgage Loans and the related Mortgage Loan Documents to the Purchaser on the applicable Closing Date.

          Assignment of Mortgage:  An assignment of the Mortgage, notice of
          ----------------------
transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

          Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a
          ------------
day on which banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to be closed.

          Closing Date:  The date or dates on which the Purchaser from time to
          ------------
time shall purchase and the Company from time to time shall sell, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Closing Date. The Closing Date for such Mortgage Loans shall be as respectively set forth on the related Mortgage Loan Schedule or such other date or dates as are mutually agreed upon by the parties, provided that a Closing Date shall not occur more than once during a weekly period.

          Code:  The Internal Revenue Code of 1986, as it may be amended from
          ----
time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

          Combined LTV or CLTV:  With respect to any Mortgage Loan, the ratio of
          --------------------
(a) the Stated Principal Balance as of the related Cut-off Date of (i) the Mortgage Loan plus (ii) the mortgage loan constituting the First Lien to (b) the Appraised Value of the Mortgaged Property.

          Company:  T.A.R. Preferred Mortgage Corporation, or its successor in
          -------
interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.

          Condemnation Proceeds:  All awards or settlements in respect of a
          ---------------------
Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

          Custodial Account:  The separate account or accounts created and
          -----------------
maintained pursuant to the Servicing Agreement.

          Custodial Agreement:  The agreement governing the retention of the
          -------------------
originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents, a copy of which is annexed hereto as Exhibit C.
                                                              ---------

          Custodian:  The Custodian under the Custodial Agreement, or its
          ---------
successor in interest or assigns or any successor to the Custodian under the Custodial Agreement as provided therein.

          Cut-off Date:  The first day of the month in which the related Closing
          ------------
Date occurs.

          Deleted Mortgage Loan:  A Mortgage Loan which is repurchased or
          ---------------------
replaced by the Company in accordance with the terms of this Agreement.

          Due Date:  The day of the month on which the Monthly Payment is due on
          --------
a Mortgage Loan, exclusive of any days of grace.

          Escrow Payments:  With respect to any Mortgage Loan, the amounts
          ---------------
constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

          FHLMC:  The Federal Home Loan Mortgage Corporation, or any successor
          -----
thereto.

          First Lien:  With respect to each Mortgaged Property, the lien of the
          ----------
mortgage, deed of trust or other instrument securing a mortgage note which creates a first lien on the Mortgaged Property.

          FNMA:  The Federal National Mortgage Association, or any successor
          ----
thereto.

          FNMA Guides:  The FNMA Mortgage-Backed Selling Guide and the FNMA
          -----------
Servicing Guide and all amendments and additions thereto.

          Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of
          ------------------
insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

          Liquidation Proceeds:  Cash received in connection with the
          --------------------
liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related REO Property (including REO Disposition Proceeds) if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

          Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan, the
          --------------------------
ratio of the Stated Principal Balance of the Mortgage Loan as of the related Cut-off Date (unless otherwise indicated) to the Appraised Value of the Mortgaged Property.

          Monthly Payment:  The scheduled monthly payment of principal and
          ---------------
interest on a Mortgage Loan.

          Mortgage:  The mortgage, deed of trust or other instrument securing a
          --------
Mortgage Note, which creates a second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

          Mortgage File:  The items pertaining to a particular Mortgage Loan
          -------------
referred to in Exhibit B annexed hereto, and any additional documents required
               ---------
to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Interest Rate:  The annual rate of interest borne on a
          ----------------------
Mortgage Note.

          Mortgage Loan:  An individual Mortgage Loan which is the subject of
          -------------
this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding Deleted Mortgage Loans.

          Mortgage Loan Documents:  The documents listed in Section 2 of the
          -----------------------
Custodial Agreement.

          Mortgage Loan Schedule:  A schedule of Mortgage Loans annexed hereto
          ----------------------
as Exhibit A, such schedule setting forth the following information with respect
   ---------
to each Mortgage Loan as of the related Cut-off Date: (1) the Company's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the state and the zip code; (4) a code indicating whether the Mortgaged Property is owner occupied; (5) the number and type of residential units constituting the Mortgaged Property; (6) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) the Loan-to-Value Ratio at origination; (8) the Mortgage Interest Rate as of the Cut-off Date; (9) the Due Date for the first payment on the Mortgage Loan; (10) the stated maturity date; (11) the amount of the Monthly Payment as of the Cut-off Date; (12) the last Due Date for which a Monthly Payment was actually applied to the outstanding principal balance; (13) the original principal amount of the Mortgage Loan; (14) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date, whether or not collected; (15) the Mortgage Interest Rate minus the servicing fee as of the Cut-off Date; (16) a code indicating the purpose of the Mortgage Loan; (17) the

Mortgagor's debt to income ratio; (18) the Mortgagor's credit score; (19) the outstanding principal balance of the First Lien; and (20) the related Purchase Price and Terms Letter. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

          Mortgage Note:  The note or other evidence of the indebtedness of a
          -------------
Mortgagor secured by a Mortgage.

          Mortgaged Property:  The real property securing repayment of the debt
          ------------------
evidenced by a Mortgage Note.

          Mortgagor:  The obligor on a Mortgage Note.
          ---------

          Officer's Certificate:  A certificate signed by the Chairman of the
          ---------------------
Board or the Vice Chairman of the Board or the President or a Vice President or an assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

          Opinion of Counsel:  A written opinion of counsel, who may be an
          ------------------
employee of the Company, reasonably acceptable to the Purchaser.

          Person:  Any individual, corporation, partnership, joint venture,
          ------
association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

          Principal Prepayment:  Any payment or other recovery of principal on a
          --------------------
Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Purchase Price and Terms Letters:  Those certain letter agreements
          --------------------------------
setting forth the general terms and conditions of the transactions to be consummated hereunder and identifying the Mortgage Loans to be purchased from time to time hereunder, by and between the Seller and the Purchaser, dated as of the date set forth in each related Assignment and Conveyance. All of the individual Purchase Price and Terms Letters shall collectively be referred to as the "Purchase Price and Terms Letter".

          Purchaser:  CS First Boston Mortgage Capital Corp. or its successor in
          ---------
interest or any successor to the Purchaser under this Agreement as herein provided.

          Refinanced Mortgage Loan:  A Mortgage Loan which was made to a
          ------------------------
Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used, in whole or in part, to satisfy an existing mortgage.

          REMIC:  A "real estate mortgage investment conduit" within the meaning
          -----
of Section 860D of the Code.

          Remittance Date:  The 10th day (or if such 10th day is not a Business
          ---------------
Day, the first Business Day immediately following) of any month.

          REO Disposition:  The final sale by the Company of any REO Property.
          ---------------

          REO Disposition Proceeds:  All amounts received with respect to an REO
          ------------------------
Disposition.

          REO Property:  A Mortgaged Property acquired by the Company on behalf
          ------------
of the Purchaser through foreclosure or by deed in lieu of foreclosure.

          Repurchase Price:  With respect to any Mortgage Loan, a price equal to
          ----------------
the sum of (a) the Stated Principal Balance of the Mortgage Loan plus (b) interest on such Stated Principal Balance at the Mortgage Interest Rate from the date on which interest has last been paid to the date of repurchase, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase.

          Securities Act of 1933 or the 1933 Act:  The Securities Act of 1933,
          --------------------------------------
as amended.

          Servicer:  Advanta Mortgage Corp. USA, or its successor in interest or
          --------
any successor to the Servicer under the Servicing Agreement.

          Servicing Agreement:  That certain Loan Servicing Agreement, dated as
          --------------------
of August 5, 1996, by and between the Purchaser and the Servicer.

          Stated Principal Balance:  As to each Mortgage Loan, (i) the principal
          ------------------------
balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal received on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal.

          Underwriting Guidelines:  The underwriting guidelines used by the
          -----------------------
Company in connection with the origination of each Mortgage Loan which underwriting guidelines are attached hereto as Exhibit F. The Underwriting
                                               ---------
Guidelines attached hereto as Exhibit F shall not be amended or modified by the
                              ---------
Company without the Purchaser's written consent.

                                   ARTICLE II


          CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS

          Section 2.01 CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE
                       ----------------------------------------------------
                       FILES.
                       -----

          The Company, pursuant to the applicable Assignment and Conveyance executed on the related Closing Date, shall sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, all the right, title and interest of the Company in and to the related Mortgage Loans. Pursuant to Section 2.03, the Company shall have delivered the related Mortgage Loan Documents to the Custodian.

          The contents of each Mortgage File not delivered to the Custodian are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof. Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the Purchaser and only in such custodial capacity.

          On each Closing Date, the Company shall deliver to the Purchaser the notice required pursuant to Section 226.32 of the Federal Reserve Board Regulation Z with respect to the Mortgage Loans sold pursuant hereto: "Notice:
This is a mortgage subject to special rules under the federal Truth in Lending Act, Purchasers or assignees of this mortgage could be liable for all claims and defenses with respect to the mortgage that the borrower could assert against the creditor."

          Section 2.02 BOOKS AND RECORDS; TRANSFERS OF MORTGAGE LOANS.
                       ----------------------------------------------

          The sale of each Mortgage Loan shall be reflected on the Company's balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser.

          No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Company shall be under no obligation to deal with any person with respect to this agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that the transferee will not be deemed to be a Purchaser
--------  -------
hereunder binding upon the Company unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the instrument of transfer and an assignment and assumption of this Agreement in the form of Exhibit D hereto executed by the transferee shall have been delivered to
        ---------
the Company. The Purchaser also shall advise the Company of the transfer. Upon receipt of notice of the transfer, the Company shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

          Section 2.03 CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS.
                       ------------------------------------------

          Pursuant to the Custodial Agreement, on each Closing Date, the Company shall deliver and release to the Custodian those Mortgage Loan Documents as required by the Custodial Agreement with respect to each Mortgage Loan a list of which is set forth in the Custodial Agreement.

          On each Closing Date, the Custodian shall certify to its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement, as evidenced by the Trust Receipt of the Custodian in the form annexed to the Custodial Agreement. The Company shall be responsible for maintaining the Custodial Agreement for the benefit of the Purchaser and shall pay all fees and expenses of the Custodian.

          The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan within one week of their execution, provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty days of its submission for recordation.

                                  ARTICLE III


                        REPRESENTATIONS AND WARRANTIES;
                              REMEDIES AND BREACH

          Section 3.01 COMPANY REPRESENTATIONS AND WARRANTIES.
                       --------------------------------------

          The Company represents and warrants to the Purchaser that as of the related Closing Date:

          (a) Due Organization and Authority.  The Company is a corporation duly
              ------------------------------
organized, validly existing and in good standing under the laws of the State of California and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Company has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

          (b) Ordinary Course of Business.  The consummation of the transactions
              ---------------------------
contemplated by this Agreement are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

          (c) No Conflicts.  Neither the execution and delivery of this
              ------------
Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

          (d) Approved Mortgagee.  The Company is a HUD approved mortgagee;
              ------------------

          (e) Solvency. The Company is solvent and the sale of the Mortgage
              --------
Loans will not cause the Company to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Company's creditors;

          (f) Ability to Perform.  The Company does not believe, nor does it
              ------------------
have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement in all material respects;

          (g) No Litigation Pending.  There is no action, suit, proceeding or
              ---------------------
investigation pending or threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

          (h) No Consent Required.  No consent, approval, authorization or order
              -------------------
of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the related Closing Date;

          (i) Selection Process.  The Mortgage Loans were selected from among
              -----------------
the outstanding fixed rate one- to four-family mortgage loans in the Company's portfolio at the related Closing Date as to which the representations and warranties set forth in Section 3.02 could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

          (j) Pool Characteristics.  The pool characteristics of the Mortgage
              --------------------
Loans purchased by the Purchaser and sold by the Company shall be as set forth on the applicable Assignment and Conveyance.

          (k) No Untrue Information.  Neither this Agreement nor any statement,
              ---------------------
report or other document (other than the Mortgage Loan Documents) furnished by the Company or to be furnished by the Company pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

          (l) Sale Treatment.  The Company has been advised by its independent
              --------------
certified public accountants that under generally accepted accounting principles the transfer of the Mortgage Loans may be treated as a sale on the books and records of the Company and the Company has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes; and

          (m) No Commissions to Third Parties.  The Company has not dealt with
              -------------------------------
any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Purchaser.

          Section 3.02 REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL
                       ---------------------------------------------------
                       MORTGAGE LOANS.
                       --------------

          As to each Mortgage Loan, the Company hereby represents and warrants to the Purchaser that as of each related Closing Date:

          (a) Mortgage Loans as Described.  The information set forth in the
              ---------------------------
Mortgage Loan Schedule is complete, true and correct;

          (b) Payments Current.  All payments required to be made up to the
              ----------------
related Closing Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan is delinquent nor has any payment under the Mortgage Loan been delinquent at any time since the origination of the Mortgage Loan;

          (c) No Outstanding Charges.  There are no defaults in complying with
              ----------------------
the terms of the Mortgages, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Company has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is greater, to the day which precedes by one month the related Due Date of the first installment of principal and interest;

          (d) Original Terms Unmodified.  The terms of the Mortgage Note and
              -------------------------
Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser and which has been delivered to the Custodian. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan File delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule;

          (e) No Defenses.  The Mortgage Loan is not subject to any right of
              -----------
rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

          (f) Hazard Insurance.  Pursuant to the terms of the Mortgage, all
              ----------------
buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer rated A:VI or better in the current Best's Key Rating Guide ("Best's") against loss by fire, hazards of extended coverage and
               ------
such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) sum of the outstanding principal balance of the Mortgage Loan and the outstanding principal balance of the First Lien and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance was required by federal regulation and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier rated A:VI or better in Best's in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Company has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by an attorney, firm or other person or entity and no such unlawful items have been received, retained or realized by the Company;

          (g) Compliance with Applicable Laws.  Any and all requirements of any
              -------------------------------
federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Company shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements;

          (h) No Satisfaction of Mortgage.  The Mortgage has not been satisfied,
              ---------------------------
cancelled, subordinated (other than as expressly set forth in paragraph (j) of this Section 3.02) or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination (other than in connection with the first lien referenced in paragraph (j) of this Section 3.02) or rescission. The Company has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any acting or inaction by the Mortgagor;

          (i) Location and Type of Mortgaged Property.  The Mortgaged Property
              ---------------------------------------
is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that any condominium project or planned unit development shall conform with the applicable FNMA and FHLMC requirements regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling. No portion of the Mortgaged Property is used for commercial purposes;

          (j) Valid Second Lien.  The Mortgage is a valid, subsisting,
              -----------------
enforceable, and perfected second lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

               (1) the lien of current real property taxes and assessments not yet due and payable;

               (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or to otherwise considered in the appraisal made for the originator of the Mortgage Loan or
     (ii) which do not adversely affect the appraised value of the Mortgaged Property set forth in such appraisal;

               (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property; and

               (4) a First Lien on the Mortgaged Property.

          Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable second lien and second priority security interest on the property described therein and the Company has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

          (k) Validity of Mortgage Documents.  The Mortgage Note, the Mortgage
              ------------------------------
and any other agreement executed and delivered by a Mortgagor in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage, and any other such related agreement have been duly and properly executed by other such related parties;

          (l) Full Disbursement of Proceeds.  The proceeds of the Mortgage Loan
              -----------------------------
have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

          (m) Ownership.  The Company is the sole owner of record and holder of
              ---------
the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Company has good indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loan therein to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Company intends to relinquish all rights to possess, control and monitor the Mortgage Loan. After the related Closing Date, the Company will have no right to modify or alter the terms of the sale of the Mortgage Loan and the Company will have no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement;

          (n) Doing Business.  All parties which have had any interest in the
              --------------
Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, or (3) qualified to do business in such state, or (4) a federal savings and loan association, savings bank or a national bank having its principal office in such state, or (5) not doing business in such state;

          (o) LTV.  The LTV and CLTV are as identified in the applicable
              ---
Assignment and Conveyance.

          (p) Title Insurance.  The Mortgage Loan is covered by a limited
              ---------------
liability lender's title insurance policy or other generally acceptable form of policy of insurance acceptable to lenders in the industry who make second lien mortgage loans that are similar to the Mortgage Loans, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns, as to the second priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2), (3) and (4) of paragraph (j) of this Section 3.02. The Company is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including without limitations, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

          (q) No Defaults.  There is no default, breach, violation or event of
              -----------
acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Company nor its predecessors have waived any default, breach, violation or event of acceleration. To the best of the Company's knowledge the First Lien is in full force and effect. There is no default, breach, violation or event of acceleration existing under such First Lien mortgage or the related mortgage note, and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder. Either (i) the First Lien mortgage contains a provision which allows or (ii) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default under the First Lien mortgage;

          (r) No Mechanics' Liens.  There are no mechanics' or similar liens or
              -------------------
claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

          (s) Location of Improvements; No Encroachments.  All improvements
              ------------------------------------------
which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

          (t)  Origination:  Payment Terms.  At the time the Mortgage Loan was
               ---------------------------
originated, the originator was a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 and 211 of the National Housing Act or a savings and loan association, a savings bank, a commercial bank credit union, insurance company or similar banking institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than sixty days after funds were disbursed in connection with the Mortgage Loan. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. The Mortgage Note has the terms identified in the applicable Assignment and Conveyance;

          (u) Customary Provisions.  The Mortgage contains customary and
              --------------------
enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and marketable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

          (v) Conformance with Underwriting Guidelines.  The Mortgage Loan was
              ----------------------------------------
underwritten in accordance with the Company's Underwriting Guidelines. The Mortgage Note and Mortgage are on forms acceptable to FHLMC or FNMA;

          (w) Occupancy of the Mortgaged Property.  As of the related Closing
              -----------------------------------
Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. The Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;

          (x) No Additional Collateral.  The Mortgage Note is not and has not
              ------------------------
been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

          (y) Deeds of Trust.  In the event the Mortgage constitutes a deed of
              --------------
trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchasers to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

          (z) Acceptable Investment.  No circumstances or conditions exist with
              ---------------------
respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors which invest in mortgage loans similar to the Mortgage Loans to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

          (aa) Delivery of Mortgage Documents.  The Mortgage Note, the Mortgage,
               ------------------------------
the Assignment of Mortgage and any other documents required to be delivered for the Mortgage Loan by the Company under the Custodial Agreement have been delivered to the Custodian. The Company is in possession of a complete, true and accurate Mortgage File in compliance with Exhibit B, except for such
                                              ---------
documents the originals of which have been delivered to the Custodian;

          (bb) Condominiums/Planned Unit Developments.  If the Mortgaged
               --------------------------------------
Property is a condominium unit or a planned unit development (other than a de minimus planned unit development) such condominium or planned unit development project meets the eligibility requirements of FNMA or is located in a condominium or planned unit development project which has received project approval from FNMA and the representations and warranties required by FNMA and the Company's Underwriting Guidelines with respect to such condominium or planned unit development have been made and remain true and correct in all respects;

          (cc) Assignment of Mortgage.  The Assignment of Mortgage is in
               ----------------------
recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

          (dd) Due on Sale.  The Mortgage contains an enforceable provision for
               -----------
the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

          (ee) No Buydown Provisions; No Graduated Payments or Contingent
               ----------------------------------------------------------
Interests.  The Mortgage Loan does not contain provisions pursuant to which
---------
Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

          (ff) Consolidation of Future Advances.  Any future advances made prior
               --------------------------------
to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having second lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

          (gg) Mortgaged Property Undamaged; Condemnation.  The Mortgaged
               ------------------------------------------
Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property and the Company has no knowledge of any such proceedings in the future;

          (hh) Collection Practices; Escrow Deposits.  The origination,
               -------------------------------------
servicing and collection practices used with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices, applicable laws and regulations, and have been in all respects legal and proper. With respect to escrow deposits and Escrow Payments, to the extent such Escrow Payments are not collected by the mortgagee or its designee under the First Lien, all such payments are in the possession of, or under control of, the Company and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and, to the extent such Escrow Payments are not collected by the mortgagee or its designee under the First Lien, has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Company have been capitalized under the Mortgage or the Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

          (ii) Appraisal.  The Mortgage File contains an appraisal of the
               ---------
related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the Company, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan;

          (jj) Soldiers' and Sailors' Relief Act.  The Mortgagor has not
               ---------------------------------
notified the Company, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

          (kk) Environmental Matters.  To the best of the Company's knowledge,
               ---------------------
the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation;

          (ll) Construction or Rehabilitation of Mortgaged Property.  No
               ----------------------------------------------------
Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

          (mm) Ground Leases.  Except for a Mortgage Loan secured by Mortgaged
               -------------
Property located in the State of Hawaii, no Mortgage Loan is secured by a Mortgage on a leasehold estate. With respect to Mortgage Loans in the state of Hawaii that are secured by a leasehold estate, (i) the lease is valid, in full force and effect, and conforms to all of FNMA's requirements for leasehold estates; (ii) all rents and other payments due under the lease have been paid;
(iii) the lessee is not in default under any provision of the lease; (iv) the term of the lease exceeds the maturity date of the related Mortgage Loan by at least ten years; and (v) the mortgagee under the Mortgage Loan is given notice and an opportunity to cure any defaults under the lease;

          (nn) No Defense to Insurance Coverage.  No action has been taken or
               --------------------------------
failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the related Closing Date (whether or not known to the Company on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any applicable pool policy, special hazard insurance policy, or bankruptcy bond (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured), whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Company, the related Mortgagor or any party involved in the application for such insurance or coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer or under any such insurance policy, or for any other reason under such coverage, but not including the failure of the insurer to pay by reason of the insurer's breach of the insurance policy or the insurer's financial inability to pay. In connection with the placement of any insurance or coverage, no commission, fee or other compensation has been or will be received by the Company or by any officer, director, or employee of the Company or any designee of the Company or any corporation in which the Company or any officer, director or employee had a financial interest at the time of placement of such insurance;

          (oo) Value of Mortgaged Property.  The Company has no knowledge of any
               ---------------------------
circumstances existing that could reasonably be expected to adversely affect the value or the marketability of any Mortgaged Property or Mortgage Loan or to cause the Mortgage Loans to prepay during any period materially faster or slower than the Mortgage Loans originated by the Company generally;

          (pp) Section 32 Mortgages.  The Company has provided the related
               --------------------
Mortgagor with all disclosure materials required by Section 226.32 of the Federal Reserve

Board Regulation Z with respect to any Mortgage Loans subject to such Section of the Federal Reserve Board Regulation Z; and

          (qq) Transfer of Servicing.  The Company has taken all actions, and
               ---------------------
has caused the Servicer to take all actions, required by applicable law and in accordance with Accepted Servicing Practices in order to transfer the servicing of the Mortgage Loans to the Servicer, including, without limitation, notifying the related Mortgagors that the servicing of the Mortgage Loans has been transferred to the Servicer in accordance with the Real Estate Settlement Procedures Act and the Cranston Gonzales National Affordable Housing Act of 1990 (to the extent applicable).

          Section 3.03 REMEDIES FOR BREACH OF REPRESENTATIONS AND WARRANTIES.
                       -----------------------------------------------------

          It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

          Within 60 days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty which materially and adversely affects the value of the Mortgage Loans, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Purchaser's option and subject to Section 3.04, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in
Section 3.01, and such breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Company of such breach, all of the Mortgage Loans shall, at the Purchaser's option and subject to Section 3.04, be repurchased by the Company at the Repurchase Price. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

          At the time of repurchase, the Purchaser and the Company shall arrange for the reassignment of the Deleted Mortgage Loan to the Company and the delivery to the Company of any documents held by the Custodian relating to the Deleted Mortgage Loan. In the event of a repurchase, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase has taken place, amend the Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement.

          In addition to such repurchase obligation, the Company shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Company set forth in this
Section 3.03 to cure or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 3.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

          Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Company to the Purchaser, (ii) failures by the Company to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for compliance with this Agreement.

          Section 3.04 RESTRICTIONS APPLICABLE IN THE EVENT THAT A MORTGAGE LOAN
                       ---------------------------------------------------------
                       IS ACQUIRED BY A REMIC.
                       ----------------------

          In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan which is not in default or as to which no default is imminent, no repurchase pursuant to Section 3.03 shall be made unless the Company has obtained an Opinion of Counsel to the effect that such repurchase will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC (as defined in Section 860F of the Code) or otherwise subject the REMIC to tax, or
(ii) cause the REMIC to fail to qualify as a REMIC at any time.

          Section 3.05  FIRST TWO MONTHLY PAYMENTS BY MORTGAGOR.
                        ----------------------------------------

          With respect to any Mortgage Loan, if the related Mortgagor is thirty
(30) days or more delinquent with respect to the Mortgage Loan's first or second Monthly Payment after origination, the Company shall, upon receipt of notice from the Purchaser, promptly repurchase such Mortgage Loan from the Purchaser at the Repurchase Price in accordance with Section 3.03 hereof.

                                   ARTICLE IV


                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

          Section 4.01 SERVICING OF THE MORTGAGE LOANS.
                       -------------------------------

          The Mortgage Loans will be serviced by the Servicer in accordance with the Servicing Agreement.

                                   ARTICLE V


                                  THE COMPANY

          Section 5.01 INDEMNIFICATION; THIRD PARTY CLAIMS.
                       -----------------------------------

          The Company shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Company to perform its duties in strict compliance with the terms of this Agreement. The Company immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Company shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company's indemnification pursuant to Section 3.03.

          Section 5.02 RIGHT TO EXAMINE COMPANY RECORDS.
                       --------------------------------

          The Purchaser shall have the right to examine and audit any and all of the books, records, or other information of the Company, whether held by the Company or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.

          Section 5.03 FINANCIAL STATEMENTS.
                       --------------------

          In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective Purchaser an audited Consolidated Statement of Operations of the Company for the most recently completed five fiscal years for which such a statement is available, as well as an audited Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Company also shall make available any comparable audited interim statements to the extent any such statements have been prepared by or on behalf of the Company (and are available upon request to members or stockholders of the Company or to the public at large). If it has not already done so, the Company shall furnish promptly to the Purchaser copies of the statement specified above. The Company also shall make available to Purchaser or prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company.

          Section 5.04  LIMITATION ON RESIGNATION AND ASSIGNMENT BY COMPANY.
                        ---------------------------------------------------

          The Company shall neither assign this Agreement or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets (other than to a successor of the Company which shall assume all of the rights, obligations, assets and liabilities of the Company in connection with a public offering of securities backed by the Mortgage Loans) without the prior written consent of the Purchaser, which consent shall be granted or withheld in the sole discretion of the Purchaser.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

          Section 6.01 AMENDMENT.
                       ---------

          This Agreement may be amended from time to time by the Company and by written agreement signed by the Company and the Purchaser.

          SECTION 6.02 GOVERNING LAW.
                       -------------

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 6.03 NOTICES.
                       -------

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                 (i)  if to the Company:


                 T.A.R. Preferred Mortgage Corporation
                 19782 MacArthur Boulevard
                 Suite 250
                 Irvine, California 92715
                 Attention: Todd A. Rodriguez

or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

                 (ii)  if to Purchaser:


                 CS First Boston Mortgage Capital Corp.
                 Park Avenue Plaza
                 55 East 52nd Street
                 New York, New York 10055
                 Attention: Heidi Davis

          Section 6.04 SEVERABILITY OF PROVISIONS.
                       --------------------------

          Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 6.05 RELATIONSHIP OF PARTIES.
                       -----------------------

          Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

          Section 6.06 EXECUTION; SUCCESSORS AND ASSIGNS.
                       ---------------------------------

          This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 5.04, this Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns.

          Section 6.07 RECORDATION OF ASSIGNMENTS OF MORTGAGE.
                       --------------------------------------

          To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Purchaser's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

          Section 6.08 ASSIGNMENT BY PURCHASER.
                       -----------------------

          The Purchaser shall have the right, without the consent of the Company but subject to the limit set forth in Section 2.02 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment and Assumption Agreement substantially in the form of Exhibit D hereto. Upon such assignment of rights and assumption of
            ---------
obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans and the Purchaser as assignor shall be released from all obligations hereunder with respect to such Mortgage

Loans from and after the date of such assignment and assumption. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

          Section 6.09 COUNTERPARTS.
                       ------------

          This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          Section 6.10 WAIVERS.
                       -------

          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          Section 6.11 EXHIBITS.
                       --------

          The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

          Section 6.12 GENERAL INTERPRETIVE PRINCIPLES.
                       -------------------------------

          For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other Subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

          Section 6.13 REPRODUCTION OF DOCUMENTS.
                       -------------------------

          This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          Section 6.14 FURTHER AGREEMENTS.
                       ------------------

          The Company and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

          Section 6.15 NO SOLICITATION.
                       ---------------

          From and after each related Closing Date, the Company hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Company's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan for any purpose whatsoever, including to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the related Closing Date and the Company shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Company or any affiliate of the Company which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 6.15.

          Section 6.16 GRANT OF SECURITY INTEREST.
                       --------------------------

          The Company and the Purchaser intend that the transactions hereunder be sales to the Company of the Mortgage Loans and not loans from the Purchaser to the Company secured by the Mortgage Loans. However, in order to preserve the Purchaser's rights under this Agreement in the event that a court or other forum recharacterizes the transactions hereunder as loans and as security for the performance by the Company of all of the Company's obligations to the Purchaser under this Agreement and the transactions entered into pursuant to this Agreement, the Company grants to the Purchaser a first priority security interest in all of the Mortgage Loans, this Agreement and any other contract rights, general intangibles and other assets relating to the Mortgage Loans or any interest in the Mortgage Loans as of each applicable Closing Date, with respect to all transactions hereunder and all proceeds thereof.

                         [NO FURTHER TEXT ON THIS PAGE]

          IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                              CS FIRST BOSTON MORTGAGE CAPITAL CORP.


                              By:
                                 ----------------------------------------
                              Name:
                                   --------------------------------------
                              Title:
                                    -------------------------------------

                              T.A.R. PREFERRED MORTGAGE CORPORATION

                              By:
                                 ----------------------------------------
                              Name:
                                   --------------------------------------
                              Title:
                                    -------------------------------------

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK    )

          On the __ day of ________, 1996 before me, a Notary Public in and for said State, personally appeared ________, known to me to be Vice President of CS First Boston Mortgage Capital Corp., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                              -------------------------------------------------
                                                  Notary Public

                              My Commission expires ___________

STATE OF            )
                    ) ss.:
COUNTY OF           )

          On the __ day of _______, 1996 before me, a Notary Public in and for said State, personally appeared __________, known to me to be ______________ of __________________, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                              -------------------------------------------------
                                                 Notary Public

                              My Commission expires ___________

                                   EXHIBIT A
                                   ---------

                             Mortgage Loan Schedule
                             ----------------------

                                   EXHIBIT B
                                   ---------

                         CONTENTS OF EACH MORTGAGE FILE
                         ------------------------------

          With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be delivered to the Custodian pursuant to Section 2.01 and 2.03 of the Seller's Warranties Agreement to which this Exhibit is attached (the "Agreement"):
                                        ---------

     1. The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the Company by an authorized officer (in the event that the Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form: "[Company], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form:
          "[Company], formerly known as [previous name]").

     2. The original of any guarantee executed in connection with the Mortgage Note (if any).

     3. The original Mortgage, with evidence of recording thereon. If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage.

     4. The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon.

     5. The original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording in blank. If the Mortgage Loan was acquired by the Company in a merger, the Assignment of Mortgage must be made by "[Company], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be by "[Company], formerly known as [previous name]."

     6. Originals of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or
          (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

     7.   The original limited liability lender's title insurance policy.

     8. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

     9. The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with the Agreement.

     10.  Residential loan application.

     11.  Mortgage Loan closing statement.

     12.  Verification of employment and income.

     13.  Credit report on the Mortgagor.

     14.  Drive-by.

                              EXHIBIT B - PAGE 2

     15.  Photograph of the Mortgaged Property.

     16. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

     17.  All required disclosure statements.

     18. If available, termite report, structural engineer's report, water potability and septic certification.

     19. Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

     20. Copies of all mortgage loan documents for the First Lien mortgage loan.

          In the event an Officer's Certificate of the Company is delivered to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 60 days of the related Closing Date, an Officer's Certificate which shall
(i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

                               EXHIBIT B - PAGE 3

                                   EXHIBIT C
                                   ---------


                          FORM OF CUSTODIAL AGREEMENT
                          ---------------------------

                                   EXHIBIT D
                                   ---------

                  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
                  -------------------------------------------

                                                         _________________, 199_

          ASSIGNMENT AND ASSUMPTION AGREEMENT, dated ____________, between __________ ________________________________________, a ___________________
corporation having an office at ________________________ ("Assignor") and
                                                           --------
_________________________________, a __________________ corporation having an office at __________________ ("Assignee"):
                               --------

          For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as purchaser, in, to and under that certain Seller's Warranties Agreement, Conventional Residential Fixed Rate Mortgage Loans (the "Seller's Warranties Agreement"), dated as of August 1,
                     -----------------------------
1996, by and between CS First Boston Mortgage Capital Corp. (the "Purchaser"),
                                                                  ---------
and T.A.R. Preferred Mortgage Corporation (the "Company"), and the Mortgage
                                                -------
Loans delivered thereunder by the Company to the Assignor, and that certain Custodial Agreement (the "Custodial Agreement"), dated as of August 1, 1996, by
                          -------------------
and among the Company, the Purchaser, Advanta Mortgage Corp. USA (the

"Servicer") and Bankers Trust Company of California, N.A. (the "Custodian").
 --------                                                       ---------

          2. The Assignor warrants and represents to, and covenants with, the Assignee that:

          a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Seller's Warranties Agreement or the Mortgage Loans;

          c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Seller's Warranties Agreement, the Custodial Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Seller's Warranties Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Seller's Warranties Agreement or the Mortgage Loans; and

          d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a
      ------
violation of Section 5 of the 33 Act or require registration pursuant thereto.

          3. The Assignee warrants and represents to, and covenants with, the Assignor and the Company pursuant to Section 6.08 of the Seller's Warranties Agreement that:

          a. The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Seller's Warranties Agreement, the Mortgage Loans and the Custodial Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as Purchaser thereunder;

          b. The Assignee understands that the Mortgage Loans have not been registered under the 33 Act or the securities laws of any state;

          c. The purchase price being paid by the Assignee for the Mortgage Loans are in excess of $250,000 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

          d. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person. In this connection, neither the Assignee nor any Person authorized to act therefor has offered the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) of U.S. Securities and Exchange Commission Regulation D, promulgated under the 1933 Act;

          e. The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

          f. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company;

          g. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the 33 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

          h.  Either:  (1) the Assignee is not an employee benefit plan ("Plan")
                                                                          ----
within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of
                          -----                    ----
section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the
                                                          ----
Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

          4. The Assignor hereby delivers to the Assignee the notice required pursuant to Section 226.32 of the Federal Reserve Board Regulation Z with respect to the Mortgage Loans sold pursuant hereto: "Notice: This is a mortgage subject to special rules under the federal Truth in Lending Act, Purchasers or assignees of this mortgage could be liable for all claims and defenses with respect to the mortgage that the borrower could assert against the creditor."

          5. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Seller's Warranties Agreement is:

                    ------------------------------------
                    ------------------------------------
                    ------------------------------------

                    Attention:
                               --------------------------

          The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Seller's Warranties Agreement are:

                    ------------------------------------
                    ------------------------------------
                    ------------------------------------

                    Attention:
                              --------------------------

          6. The delivery of this Assignment and Assumption Agreement by the Assignee to the Company shall constitute notice of the transfer of the Assignor's rights and obligations with respect to the Mortgage Loans assigned and conveyed hereby, under the Seller's Warranties Agreement.

          7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          8. This Assignment and Assumption Agreement shall inure to the benefit of the successors and permitted assigns of the parties hereto. This Assignment and Assumption Agreement may not be assigned by the Assignee without the express written consent of the Assignor in its sole discretion.

          9. No term or provision of this Assignment and Assumption Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          10. For the purpose of facilitating the execution of this Assignment and Assumption Agreement as herein provided and for other purposes, this Assignment and Assumption Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.

---------------------------------         ----------------------------------
Assignor                                  Assignee



By:                                       By:
   --------------------------------          ----------------------------------


Its:                                      Its:
    -------------------------------           ---------------------------------


Taxpayer                                  Taxpayer
Identification No.                        Identification No.
                  ------------------                        -------------------

                                   EXHIBIT E
                                   ---------

                       FORM OF ASSIGNMENT AND CONVEYANCE
                       ---------------------------------

          On this ____ day of _________, 1996, T.A.R. Preferred Mortgage Corporation ("T.A.R.") as the Company under that certain Seller's Warranties Agreement, dated as of August 1, 1996 (the "Agreement") does hereby sell, transfer, assign, set over and convey to CS First Boston Mortgage Capital Corp. as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of T.A.R. in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A, together with the Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 2.03 of the Agreement, T.A.R. has delivered to the Custodian the documents for each Mortgage Loan to be purchased as set forth in the Custodial Agreement. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File is vested in CS First Boston Mortgage Capital Corp. and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of T.A.R. shall immediately vest in CS First Boston Mortgage Capital Corp. and shall be retained and maintained, in trust, by T.A.R. at the will of CS First Boston Mortgage Capital Corp. in such custodial capacity only.

          The Mortgage Loans listed on Exhibit A have the characteristics set forth on Exhibit B hereto as of the applicable Closing Date.

          Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

                              T.A.R. PREFERRED MORTGAGE CORPORATION

                              By:
                                 ----------------------------------

                              Name:
                                   --------------------------------

                              Title:
                                    -------------------------------